March 18, 2005

PROVIDENT INVESTMENT COUNSEL GROWTH FUND
Series of Advisors Series Trust
Supplement to
Prospectus Dated February 28, 2005

The investment advisor to the Provident Investment Counsel Growth Fund (the “Fund”) and the Board of Trustees of Advisors Series Trust have decided to terminate the Fund. Please note that the Fund will be liquidating its assets on April 28, 2005. You are welcome, however, to redeem your shares before that date.

If the Fund has not received your redemption request or other instruction by April 26, 2005, your shares will be redeemed on April 28, 2005, and you will receive from the Fund your proceeds, subject to any required withholding. These proceeds will generally be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account, and the proceeds exceed your adjusted basis in the shares redeemed. If the redeemed shares are held in a qualified retirement account such as an IRA, the redemption proceeds may not be subject to current income taxation. You should consult with your tax advisor on the consequences of this redemption to you. Checks will be issued to all shareholders of record as of the close of business on April 28, 2005.

Please contact the Fund at 1-800-618-7643 if you have any questions.

Please retain this Supplement with your Prospectus for reference.